                                  EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

         In connection with the Annual Report of Rurban Financial Corp. (the "Company") on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Kenneth A. Joyce, President and Chief Executive Officer of the Company, and James E. Adams, Executive Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, each certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Kenneth A. Joyce*                             /s/ James E. Adams*
-------------------------------------            -------------------------------
Kenneth A. Joyce,                                James E. Adams
President and Chief Executive Officer            Executive Vice President, Chief
                                                 Financial Officer and Chief
                                                 Accounting Officer

Dated: March 30, 2004                            Dated: March 30, 2004

* This certification is being furnished as required by Rule 13a-14)b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

                                                                            121.